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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  April 9, 2000
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                Date of Report (Date of earliest event reported)



                               SEDONA CORPORATION
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             (Exact name of registrant as specified in its charter)



 Pennsylvania                     0-15864                      95-4091769
(State or other                  (Commission                 (IRS Employer
jurisdiction of                   File No.)                 Identification
incorporation)                                                      No.)


649 North Lewis Road       Limerick, Pennsylvania                19468
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(Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code:
                                  610-495-3003
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                                 Not applicable
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          Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         On April 9, 2000, Sedona Corporation acquired Acxiom Corporation's Customer Information Management System, or CIMS, business unit. CIMS is a provider of customer relationship management ("CRM") software. As a result of this transaction, Sedona will enhance the development of its Internet-based CRM strategy by obtaining a comprehensive CRM product suitable for smaller to mid-sized businesses and approximately 80 client accounts.

         In connection with the transaction, Sedona will issue $1.5 million in 8% convertible preferred stock and warrants exercisable into 247,934 shares of Sedona common stock at an exercise price of $3.025 per share. Sedona also will pay Acxiom a 10% royalty fee on all collections of license fees derived from CIMS technology, such royalties to be not less than $1 million over the three year period following the acquisition and assume certain liabilities related principally to the service and warranty contracts assigned by Acxiom to Sedona.
















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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired-None

         (b) Pro Forma Financial Information - to be filed by amendment within 60 days.

         (c) Exhibits. See Exhibit Index.


                                  EXHIBIT INDEX

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
  No.
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   2        Asset Purchase and Sale Agreement between Acxiom Corporation and
            SEDONA Corporation, dated April 9, 2000.

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SEDONA CORPORATION


Dated:     4/24/2000                    By:  /s/ Marco A. Emrich
        -------------                        --------------------------------
                                             Marco A. Emrich
                                             President and Chief Executive
                                             Officer


Dated:    4/24/2000                            By:  /s/ William K. Williams
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                                             William K. Williams
                                             Vice President and Chief Financial
                                             and Accounting Officer












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